Inventories	12 Months Ended
Mar. 31, 2017
Inventories:
Inventory Disclosure [Text Block]

10. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to increase net earnings by $3.9 million in 2017; to increase net earnings by $16.1 million in 2016, and reduce net earnings by $6.9 million in 2015, compared to what would have been reported using the FIFO inventory method. The increase in earnings per share was $0.40 ($0.40 diluted) in 2017; increase earnings per share was $1.62 ($1.60 diluted) in 2016, and reduce earnings per share was $0.64 ($0.63 diluted) in 2015. There was no LIFO liquidations during the three-year period ended March 31, 2017. The inventories by category and the impact of using the LIFO method are shown in the following table:

	2017	2016	2015
	(In thousands)

Finished products	$534,995	$467,337	$414,154
In process	35,982	25,855	22,651
Raw materials and supplies	160,333	213,790	199,674
	731,310	706,982	636,479
Less excess of FIFO cost over LIFO cost	133,254	139,275	164,067
Total inventories	$598,056	$567,707	$472,412